                                                                   EXHIBIT 10.58

                                                                       EXECUTION

                                  CALMAR INC.
                                SECOND AMENDMENT
                              TO CREDIT AGREEMENT



     This SECOND AMENDMENT TO CREDIT AGREEMENT (this "AMENDMENT") is dated as of July 16, 1997, and entered into by and among Calmar Inc., a Delaware corporation ("COMPANY"), and the financial institutions listed on the signature pages hereof, and Credit Agricole Indosuez (formerly Banque Indosuez) ("INDOSUEZ"), as administrative agent (in such capacity, "ADMINISTRATIVE AGENT"), and is made with reference to that certain Credit Agreement dated as of August 18, 1995, as amended by that certain First Amendment to Credit Agreement dated as of October 4, 1996 (as so amended, the "CREDIT AGREEMENT"), by and among Company, the financial institutions listed on the signature pages thereto, Goldman, Sachs & Co. as syndication agent, Bankers Trust Company, as administrative agent (Bankers Trust Company resigned as administrative agent effective on the close of business on August 18, 1995, and Mellon Bank, N.A. ("MELLON") became the successor administrative agent; Mellon resigned as administrative agent effective on October 25, 1996, and Indosuez became the successor administrative agent), and Mellon, as documentation and collateral agent (Mellon resigned as documentation and collateral agent effective on October 25, 1996, and Indosuez became the successor documentation and collateral agent). Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.


                                    RECITALS

     WHEREAS, Company and Lenders desire to amend the Credit Agreement to permit Company or a Wholly Owned Subsidiary of Company organized in Argentina and a Wholly Owned Subsidiary of Company organized in Brazil to acquire certain assets of Company's existing licensee in Argentina and Brazil and to make certain other amendments as set forth below;

     NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

                                 SECTION 1.
                      AMENDMENTS TO THE CREDIT AGREEMENT

1.1  AMENDMENT TO SECTION 1: DEFINITIONS.
     -----------------------------------

     Subsection 1.1 of the Credit Agreement is hereby amended by adding thereto the following definition, which shall be inserted in proper alphabetical order:

          " `ARGENTINE ACQUISITION' means the acquisition of certain assets of Magiplast S.A., a corporation organized under the laws of Argentina, consisting of goodwill, customer lists, machinery, equipment, dies, molds, patterns, vehicles, furniture, fixtures, computers and computer related equipment and inventory located in Brazil and Argentina and distribution rights in certain South American countries."


1.2  AMENDMENTS TO SECTION 7: COMPANY'S NEGATIVE COVENANTS.
     -----------------------------------------------------

     A. Subsection 7.3 of the Credit Agreement is hereby amended by (a) deleting "and" at the end of clause (v) thereof; (b) deleting the "." at the end of clause (vi) thereof and substituting therefor "; and"; and (c) adding a new subsection 7.3(vii) at the end thereof as follows:

          "(vii) Company may make and own Investments in a Wholly Owned Subsidiary organized in Argentina and a Wholly Owned Subsidiary of Company organized in Brazil for the purpose of consummating the Argentine Acquisition in accordance with subsection 7.7(vii), provided that the
                                                         --------
     amount of such Investments, together with the aggregate amount of all Investments permitted pursuant to subsection 7.3(iv), shall not at any time exceed the amount set forth in clause (b) of subsection 7.3(iv)."

     B. Subsection 7.7 of the Credit Agreement is hereby amended by (a) deleting "and" at the end of clause (v) thereof; (b) deleting the "." at the end of clause (vi) thereof and substituting therefor "; and"; and (c) adding a new subsection 7.7(vii) at the end thereof as follows:

          "(vii) Company or a Wholly Owned Subsidiary of Company organized in Argentina and a Wholly Owned Subsidiary of Company organized in Brazil may make the Argentine Acquisition, provided that (a) at the time of such
                                     --------
     acquisition, and after giving effect thereto, no Potential Event of Default or Event of Default shall have occurred and be continuing, (b) the total consideration paid by Company and its Subsidiaries in connection with the Argentine Acquisition and any related covenant not-to-compete shall not exceed $4,500,000 and (c) if the Argentine Acquisition is made by a Wholly Owned Subsidiary or Wholly Owned Subsidiaries of Company, Company shall pledge all of the capital stock of each such Wholly

                                       2
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     Owned Subsidiary to Administrative Agent to secure the Obligations under the Loan Documents (except to the extent, and only to the extent, such pledge would result in Company incurring additional liabilities for taxes)."


                                   SECTION 2.
                          CONDITIONS TO EFFECTIVENESS

     Notwithstanding anything to the contrary herein, this Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the "SECOND AMENDMENT EFFECTIVE DATE"):

     A. On or before the Second Amendment Effective Date, Company shall deliver to Lenders (or to Indosuez, as Agent for Lenders with sufficient originally executed copies, where appropriate, for each Lender and its counsel) the following, each, unless otherwise noted, dated the Second Amendment Effective Date:

          (1) Certified copies of any amendments made to its Certificate of Incorporation on or after October 25, 1996 (the "PRIOR DELIVERY DATE"), certified as of the Second Amendment Effective Date by its corporate secretary or an assistant secretary as being the only amendments thereto since the Prior Delivery Date (or, if there have been no such amendments since the Prior Delivery Date, a certificate of its corporate secretary or an assistant secretary to that effect), together with a good standing certificate from the Secretary of State of the State of Delaware, dated a recent date prior to the Second Amendment Effective Date;

          (2) Copies of any amendments made to its Bylaws on or after the Prior Delivery Date, certified as of the Second Amendment Effective Date by its corporate secretary or an assistant secretary as being the only amendments thereto since the Prior Delivery Date (or, if there have been no such amendments since the Prior Delivery Date, a certificate of its corporate secretary or an assistant secretary to that effect);

          (3) Resolutions of its Board of Directors approving and authorizing the execution and delivery of this Amendment and the performance of the Amended Agreement (as defined below), certified as of the Second Amendment Effective Date by its corporate secretary or an assistant secretary as being in full force and effect without modification or amendment;

          (4) Signature and incumbency certificates of its officers executing this Amendment; and

          (5) Executed copies of this Amendment.

     B. On or before the Second Amendment Effective Date, all corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incidental thereto not previously found acceptable by Indosuez, acting on behalf of Lenders, and its counsel shall be satisfactory in form and substance to Indosuez and such counsel, and Indosuez and such counsel shall have received all such counterpart originals or certified copies of such documents as Indosuez may reasonably request.


                                   SECTION 3.
                    COMPANY'S REPRESENTATIONS AND WARRANTIES

     In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, Company represents and warrants to each Lender that the following statements are true, correct and complete:

     A. CORPORATE POWER AND AUTHORITY. Company has all requisite corporate power and authority to enter into this Amendment, to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (as so amended, the "AMENDED AGREEMENT").

     B. AUTHORIZATION OF AGREEMENTS. The execution and delivery of this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate action on the part of Company.

     C. NO CONFLICT. The execution and delivery by Company of this Amendment and the performance by Company of the Amended Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to Company or any of its Subsidiaries, the Certificate or Articles of Incorporation or Bylaws of Company or any of its Subsidiaries or any order, judgment or decree of any court or other agency or government binding on Company or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Company or any of its Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Company or any of its Subsidiaries (other than Liens created under any of the Loan Documents in favor of Collateral Agent on behalf of Lenders), or
(iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of Company or any of its Subsidiaries.

     D. GOVERNMENTAL CONSENTS. The execution and delivery by Company of this Amendment and the performance by Company of the Amended Agreement do not and will not require any registration with, consent or approval of or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

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

     E. BINDING OBLIGATION. This Amendment and the Amended Agreement have been duly executed and delivered by Company and are the legally valid and binding obligations of Company enforceable against Company in accordance with their respective terms, except as may be limited by bankruptcy, insolvency reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

     F. INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM CREDIT AGREEMENT. The representations and warranties contained in Section 5 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the Second Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier dale.

     G. ABSENCE OF DEFAULT. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default.


                                   SECTION 4.
                                 MISCELLANEOUS

     A. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

          (i) On and after the Second Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words or like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

          (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

          (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

     B. FEES AND EXPENSES. Company acknowledges that all costs, fees and expenses as described in subsection 10.2 of the Credit Agreement incurred by Agents and their

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respective counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Company.

     C. HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

     D. APPLICABLE LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTIONS 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW
YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

     E. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterpart and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment shall become effective upon the execution of a counterpart hereof by Company and Requisite Lenders and receipt by Company and Indosuez of written or telephonic notification of such execution and authorization of delivery thereof.

                  [Remainder of page intentionally left blank]

       IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                              CALMAR INC.


                              By:   /s/ C. Richard Huebner
                                    --------------------------------------------
                                    Name:  C. Richard Huebner
                                    Title: Executive Vice President,
                                           Chief Financial Officer and
                                           Secretary


                              CREDIT AGRICOLE INDOSUEZ,
                              as a Lender and as Administrative Agent, Collateral Agent and Documentation Agent


                              By:   /s/
                                    -------------------------------------------
                                    Name:
                                    Title:



                              By:   /s/
                                    -------------------------------------------
                                    Name:
                                    Title:

                              Notice Address:

                              Credit Agricole Indosuez
                              New York Branch
                              1211 Avenue of the Americas
                              New York, New York  10036-8701
                              Attention:   Haynes Chidsey

                              OCTAGON CREDIT INVESTORS LOAN PORTFOLIO,
                              A Unit of The Chase Manhattan Bank,
                              as a Lender


                              By:   /s/ James P. Ferguson
                                    --------------------------------------------
                                    Name:   JAMES P. FERGUSON
                                    Title:  MANAGING DIRECTOR



                              INDOSUEZ CAPITAL FUNDING II,
                              LIMITED, as a Lender

                              BY:   INDOSUEZ CAPITAL
                                    LUXEMBOURG,
                                    as Collateral Manager


                                    By:  /s/ Francoise Berthelot
                                         ---------------------------------------
                                         Name:  FRANCOISE BERTHELOT
                                         Title: AUTHORIZED SIGNATORY



                              MASSACHUSETTS MUTUAL LIFE
                              INSURANCE COMPANY, as a Lender


                              By:   /s/ John B. Wheeler
                                    --------------------------------------------
                                    Name:  JOHN B. WHEELER
                                    Title: MANAGING DIRECTOR



                              MASSMUTUAL CORPORATE VALUE
                              PARTNERS LIMITED, as a Lender


                              By:   /s/ John B. Wheeler
                                    --------------------------------------------
                                    Name:  JOHN B. WHEELER
                                    Title: MANAGING DIRECTOR

                              MERRILL LYNCH PRIME RATE
                              PORTFOLIO,
                              as a Lender

                              BY:   MERRILL LYNCH ASSET
                                    MANAGEMENT, L.P., as Investment Advisor


                                    By:  /s/ Anthony R. Clemente
                                         --------------------------------------
                                         Name:  ANTHONY R. CLEMENTE
                                         Title: AUTHORIZED SIGNATORY



                              MERRILL LYNCH SENIOR FLOATING
                              RATE FUND, INC., as a Lender

                              By:   /s/ Anthony R. Clemente
                                    --------------------------------------------
                                    Name:  ANTHONY R. CLEMENTE
                                    Title: AUTHORIZED SIGNATORY



                              PILGRIM AMERICA PRIME RATE TRUST,
                              as a Lender


                              By:   /s/ Daniel A. Norman
                                    --------------------------------------------
                                    Name:  DANIEL A. NORMAN
                                    Title: SENIOR VICE PRESIDENT



                              PRIME INCOME TRUST,
                              as a Lender


                              By:
                                    --------------------------------------------
                                    Name:
                                    Title:

                              ML CBO IV (Cayman) LTD
                              By Protective Asset Management, L.L.C.
                              As Collateral Manager


                              By:   /s/ James Dondero
                                    --------------------------------------------
                                    Name:  JAMES DONDERO CPA, CFA
                                    Title: PRESIDENT, PROTECTIVE ASSET
                                           MANAGEMENT, L.L.C.



                              SENIOR DEBT PORTFOLIO,
                              as a Lender

                              BY:   BOSTON MANAGEMENT AND RESEARCH, as
                                    Investment Advisor


                                    By:
                                         ---------------------------------------
                                         Name:
                                         Title:



                              VAN KAMPEN AMERICAN CAPITAL PRIME
                              RATE INCOME TRUST,
                              as a Lender


                              By:   /s/ Jeffrey W. Maillett
                                    -------------------------------------------
                                    Name:  JEFFREY W. MAILLETT
                                    Title: SENIOR VICE PRESIDENT - PORTFOLIO
                                           MANAGER